JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2017 to December 31, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Account Number 161540
Trade Date 8/3/2017
Issuer Venator Materials PLC
CUSIP/ Sedol G9329Z10
Shares 6,700
Offering Price $20.00
Spread 115.00%
Cost $134,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.28%
Syndicate Citigroup Global Markets Inc, Goldman Sachs Group Inc, JP Morgan Securities LLC, Bank of America Merrill Lynch, UBS Investment Bank/US, Deutsche Bank Securities Inc, Barclays Capital, and RBC Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Account Number 161540
Trade Date 10/6/2017
Issuer Switch Inc. - A
CUSIP/ Sedol 87105L10
Shares 6,700
Offering Price $17.00
Spread 93.50%
Cost $113,900
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 0.30%
Syndicate Goldman Sachs, JP Morgan Securities, Wells Fargo Securities LLC, BMO Capital Markets Corp, Credit Suisee Securities USA LLC,Citi Group Global Markets Inc,Jefferies LLC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Account Number 161540
Trade Date 10/27/2017
Issuer Forescout Technologies Inc.
CUSIP/ Sedol 34553D10
Shares 2,500
Offering Price $22.00
Spread 154.00%
Cost $55,000
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 0.72%
Syndicate Morgan Stanley & Co LLC, JP Morgan Securities, CitiGroup Global Markets Inc,UBS Securities LLC, Bank Of America Merrill Lynch
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Account Number 161540
Trade Date 11/2/2017
Issuer Funko Inc. - Class A
CUSIP/ Sedol 36100810
Shares 9,700
Offering Price $12.00
Spread 82.20%
Cost $116,400
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.70%
Syndicate Goldman Scahs, Jp Morgan Securities, Bank of America Merrill Lynch, Piper Jaffray & co, Jefferies & Co
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Account Number 161540
Trade Date 11/15/2017
Issuer Sendgrid Inc.
CUSIP/ Sedol 81688310
Shares 1,800
Offering Price $16.00
Spread 112.00%
Cost $28,800
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 0.37%
Syndicate Morgan stanley, JP Morgan

Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/10/2017
Issuer Orix Corporation (ORIX 2.90% July 18, 2022)
CUSIP/ Sedol 686330AH4
Bonds $40,000
Offering Price $99.85
Spread 0.35%
Cost $39,941
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.77%
Syndicate GS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/17/2017
Issuer AerCap Ireland Capital DAC and AerCap Global Aviation Trust (AER 3.65% July 21, 2027)
CUSIP/ Sedol 00774MAB1
Bonds $150,000
Offering Price $99.49
Spread 0.65%
Cost $149,241
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.80%
Syndicate BAML,BARCS,BNP,CACIB,CITI,CS,DB,GS,HSBCL,JPM,MIZUHO,MS,RBCCM,SANT,STIFEL,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/18/2017
Issuer Mitsubishi UFJ Financial Group (MUFG 2.665% July 25, 2022)
CUSIP/ Sedol 606822AP9
Bonds $80,000
Offering Price $100.00
Spread 0.35%
Cost $80,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.28%
Syndicate CITI, MS, MUFG SEC, BNP, CREDIT AG, CS, HSBC, ING, JPM, ML, NATIXIS, NOMURA, RBC CAP, SOCGEN
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 7/19/2017
Issuer CD&R Waterworks Merger Sub LLC (HDSUMA 6.125% August 15, 2025 144A)
CUSIP/ Sedol 14987KAA1
Bonds $7,000
Offering Price $100.00
Spread 2.25%
Cost $7,000
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 4.01%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,NATIX,NOMURA,RBCCM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/24/2017
Issuer Cox Communications Inc (COXENT 4.60% August 15, 2047 144A)
CUSIP/ Sedol 224044CK1
Bonds $39,000
Offering Price $99.39
Spread 0.88%
Cost $38,761
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 2.09%
Syndicate BARCS,CITI,DB,JPM,MIZUHO,MUFG,RBCCM,STIFEL,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/25/2017
Issuer Drive Auto Receivables Trust 2017-2 C (DRIVE 2017-2 C 2.75% September 15, 2023)
CUSIP/ Sedol 26208FAJ0
Bonds $367,000
Offering Price $100.00
Spread 0.44%
Cost $366,984
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 16.37%
Syndicate BMO CPA, CITI, JPM, LLOYDS, MUFG SEC, SANTANDER
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/27/2017
Issuer AT&T Inc (T 4.90% August 14, 2037)
CUSIP/ Sedol 00206REN8
Bonds $230,000
Offering Price $99.82
Spread 0.60%
Cost $229,591
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.54%
Syndicate ACADSE,APTOPT,BAML,BBVA,BLAVAN,CASOAK,CLKING,CS,DB,DRXHAM,GS,JPM,MFR,MISCH,MIZUHO,MUFG,RBCCM,SAMRCO,SANT,SIEBRT,TDSECS,WFC,WILLCP
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 7/28/2017
Issuer United Rentals North America Inc. (URI 4.875% January 15, 2028)
CUSIP/ Sedol 911365BG8
Bonds $130,000
Offering Price $100.00
Spread 1.25%
Cost $130,000
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 9.60%
Syndicate BAML,BARCS,BMO,CITI,DB,JPM,MS,MUFG,PNCFIN,SCOTIA,SUN,TDSECS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/31/2017
Issuer American Airlines Inc. 2017-2 AA PTT (AAL 2017-2 AA PTT 3.35% October 15, 2029)
CUSIP/ Sedol 02376AAA7
Bonds $41,000
Offering Price $100.00
Spread 1.00%
Cost $41,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 4.48%
Syndicate ACADSE,BAML,BARCS,CACIB,CITI,CS,DB,GS,ICBKC,JPM,MS,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 7/31/2017
Issuer American Airlines Inc. 2017-2 A PTT (AAL 2017-2 A PTT 3.60% October 15, 2029)
CUSIP/ Sedol 02376CAA2
Bonds $50,000
Offering Price $100.00
Spread 1.00%
Cost $50,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.16%
Syndicate BARC, CITI, CREDIT AG, CS, DB, GS, ICBC STANDARD, JPM, ML, MS US BANC, ACADEMY SEC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 7/31/2017
Issuer M/I Homes Inc (MHO 5.625% August 1, 2025 144A)
CUSIP/ Sedol 55305BAN1
Bonds $5,000
Offering Price $100.00
Spread 1.38%
Cost $5,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.52%
Syndicate CITI,FIFTHI,JPM,PNCFIN,USB,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 8/1/2017
Issuer Diamond Offshore Drilling (DO 7.875% August 15, 2025)
CUSIP/ Sedol 25271CAP7
Bonds $10,000
Offering Price $99.27
Spread 1.25%
Cost $9,927
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.53%
Syndicate BARCS,CITI,HSBCL,JPM,MUFG,SUN,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/2/2017
Issuer Digital Realty Trust LP (DLR 3.70% August 15, 2027)
CUSIP/ Sedol 25389JAR7
Bonds $31,000
Offering Price $99.92
Spread 0.65%
Cost $30,976
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.05%
Syndicate BAML,BARCS,BB&T,BBVA,CITI,CS,JEFLLC,JPM,MIZUHO,MS,MUFG,RJA,SCOTIA,SMFGRP,SUN,TDSECS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/2/2017
Issuer General Motors Company (GM 5.15% April 1, 2038)
CUSIP/ Sedol 37045VAP5
Bonds $60,000
Offering Price $99.94
Spread 0.65%
Cost $59,962
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 1.93%
Syndicate BAML,DB,GS,JPM,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 8/2/2017
Issuer Sirius XM Radio Inc (SIRI 5.00% August 1, 2027 144A)
CUSIP/ Sedol 82967NBA5
Bonds $3,000
Offering Price $101.00
Spread 1.13%
Cost $3,030
Dealer Executing Trade US Bancorp Investment Inc.
% of Offering* 3.93%
Syndicate BAML,BARCS,BMO,BNP,CACIB,CITI,DB,GS,JPM,MIZUHO,MS,RBCCM,SCOTIA,SUN,USB,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 8/3/2017
Issuer Valvoline Inc (VVV 4.375% August 15, 2025 144A)
CUSIP/ Sedol 92047WAA9
Bonds $5,000
Offering Price $100.00
Spread 1.10%
Cost $5,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.52%
Syndicate BAML,CITI,DB,GS,JPM,MS,SCOTIA
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/9/2017
Issuer The Procter & Gamble Company (PG 2.85% August 11, 2027)
CUSIP/ Sedol 742718EV7
Bonds $80,000
Offering Price $99.79
Spread 0.45%
Cost $79,834
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.20%
Syndicate BAML,BARCS,BBVA,CITI,FIFTHI,GS,ING,JPM,MUFG,PNCFIN,RBCCM,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/10/2017
Issuer O'Reilly Automotive Inc (ORLY 3.60% September 1, 2027)
CUSIP/ Sedol 67103HAF4
Bonds $49,000
Offering Price $99.84
Spread 0.65%
Cost $48,922
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 1.68%
Syndicate BAML,BNP,CAPFIN,CITFIN,HNTINV,JPM,MIZUHO,MUFG,PNCFIN,REGFIN,SUN,TDSECS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/10/2017
Issuer The Priceline Group Inc. (PCLN 3.55% March 15, 2028)
CUSIP/ Sedol 741503BC9
Bonds $100,000
Offering Price $99.92
Spread 0.45%
Cost $99,918
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 1.66%
Syndicate BAML,BARCS,CITI,GS,JPM,MS,STAN,TDSECS,USB,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 8/10/2017
Issuer West Street Merger Sub (PRXL 6.375% September 1, 2025 144A)
CUSIP/ Sedol 95616AAA1
Bonds $4,000
Offering Price $100.00
Spread 2.25%
Cost $4,000
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 0.61%
Syndicate BAML,BARCS,HSBCL,JEFLLC,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/14/2017
Issuer Lear Corporation (LEA 3.80% September 15, 2027)
CUSIP/ Sedol 521865AY1
Bonds $26,000
Offering Price $99.29
Spread 0.65%
Cost $25,816
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 0.60%
Syndicate BAML,BARCS,CITI,COBA,HSBCL,JPM,PNCFIN,SG,UNICRD,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/15/2017
Issuer Amazon.com Inc (AMZN 3.875% August 22, 2037 144A)
CUSIP/ Sedol 023135BD7
Bonds $80,000
Offering Price $99.75
Spread 0.72%
Cost $79,801
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.86%
Syndicate BAML,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/15/2017
Issuer Amazon.com Inc (AMZN 4.25% August 22, 2057 144A)
CUSIP/ Sedol 023135BK1
Bonds $100,000
Offering Price $99.18
Spread 0.75%
Cost $99,182
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.05%
Syndicate BAML,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/15/2017
Issuer E*Trade Financial Corp (ETFC 3.80% August 24, 2027)
CUSIP/ Sedol 269246BQ6
Bonds $18,000
Offering Price $99.85
Spread 0.65%
Cost $17,973
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 0.90%
Syndicate BAML,BARCS,CS,GS,JPM,MS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/16/2017
Issuer VMWare Inc. (VMW 2.95% August 21, 2022)
CUSIP/ Sedol 928563AB1
Bonds $101,000
Offering Price $99.79
Spread 0.60%
Cost $100,790
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 2.86%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,UBS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 8/21/2017
Issuer WestRock Company (WRK 3.00% September 15, 2024 144A)
CUSIP/ Sedol 96145DAA3
Bonds $80,000
Offering Price $99.72
Spread 0.63%
Cost $79,777
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 1.07%
Syndicate BAML,JPM,MIZUHO,SMFGRP,SUN,TDSECS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/5/2017
Issuer Apple Inc. (AAPL 3.75% September 12, 2047)
CUSIP/ Sedol 037833DD9
Bonds $140,000
Offering Price $99.43
Spread 0.40%
Cost $139,201
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.67%
Syndicate BARCS,BLAVAN,BofAML,CASOAK,DB,GS,JPM,MISCH,MS,SAMRCO,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/6/2017
Issuer PPL Capital Funding Inc. (PPL 4.00% September 15, 2047)
CUSIP/ Sedol 69352PAM5
Bonds $51,000
Offering Price $98.79
Spread 0.88%
Cost $50,384
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 2.92%
Syndicate BNYM,BofAML,CIBC,GS,JPM,PNCFIN,SCOTIA,USB
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/6/2017
Issuer Iron Mountain Inc. (IRM 4.875% September 15, 2027 144A)
CUSIP/ Sedol 46284VAC5
Bonds $11,000
Offering Price $100.00
Spread 1.25%
Cost $11,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.66%
Syndicate BARCS,BofAML,CITFIN,GS,JPM,MS,RBCCM,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/7/2017
Issuer LPL Holdings Inc. (LPLA 5.75% September 15, 2025 144A)
CUSIP/ Sedol 50212YAB0
Bonds $5,000
Offering Price $103.00
Spread 0.60%
Cost $5,150
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.61%
Syndicate BofAML,CITFIN,CITI,CS,GS,JPM,MS,SUN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/7/2017
Issuer Station Casinos LLC (STACAS 5.00% October 1, 2025 144A)
CUSIP/ Sedol 857691AF6
Bonds $10,000
Offering Price $100.00
Spread 1.00%
Cost $10,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.54%
Syndicate BofAML,CITFIN,CITI,CS,DB,FIFTHI,GS,JPM,MQB,SUN,UBS,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/7/2017
Issuer ViaSat, Inc. (VSAT 5.625% September 15, 2025 144A)
CUSIP/ Sedol 92552VAK6
Bonds $5,000
Offering Price $100.00
Spread 1.00%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.43%
Syndicate BofAML,CS,JPM,MS,SUN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/8/2017
Issuer Hasbro Inc. (HAS 3.50% September 15, 2027)
CUSIP/ Sedol 418056AV9
Bonds $47,000
Offering Price $99.87
Spread 0.81%
Cost $46,941
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.82%
Syndicate ANZ,BBVA,BNYM,BofAML,CITI,HNTINV,JPM,MUFG,SCOTIA,SMFGRP,SUN
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/8/2017
Issuer United Rentals North America, Inc. (URI 4.625% October 15, 2025)
CUSIP/ Sedol 911365BH6
Bonds $10,000
Offering Price $100.00
Spread 1.25%
Cost $10,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.06%
Syndicate BARCS,BMO,BofAML,CITI,DB,JPM,MS,MUFG,PNCFIN,SCOTIA,SUN,TDSECS,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/8/2017
Issuer United Rentals North America, Inc. (URI 4.875% January 15, 2028)
CUSIP/ Sedol 911365BJ2
Bonds $12,000
Offering Price $100.25
Spread 1.25%
Cost $12,030
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.29%
Syndicate BARCS,BMO,BofAML,CITI,DB,JPM,MS,MUFG,PNCFIN,SCOTIA,SUN,TDSECS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/11/2017
Issuer Mitsubishi UFJ Lease and Finance (MUFJLF 2.652% September 19, 2022 144A)
CUSIP/ Sedol 60682LAA0
Bonds $200,000
Offering Price $100.00
Spread 0.35%
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.73%
Syndicate BofAML,CITI,JPM,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/11/2017
Issuer Eldorado Resorts Inc. (ERI 6.00% April 1, 2025)
CUSIP/ Sedol 28470RAF9
Bonds $2,000
Offering Price $105.50
Spread 1.00%
Cost $2,110
Dealer Executing Trade US Bancorp Investment Inc.
% of Offering* 0.87%
Syndicate CAPFIN,JPM,KEYBCM,MQB,SUN,USB
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/11/2017
Issuer Ladder Capital Finance Holdings LLLP and Ladder Capital Finance Corporation (LADCAP 5.25% October 1, 2025 144A)
CUSIP/ Sedol 505742AG1
Bonds $3,000
Offering Price $100.00
Spread 1.00%
Cost $3,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.54%
Syndicate BARCS,BofAML,CITI,DB,GS,JPM,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/12/2017
Issuer Union Pacific Corporation (UNP 4.10% September 15, 2067)
CUSIP/ Sedol 907818ER5
Bonds $70,000
Offering Price $99.85
Spread 0.88%
Cost $69,896
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 3.74%
Syndicate BARC, CITI, CS, MS, JPM, ML, BNY, LOOP, MIZUHO, MUFG SEC, PNC, SUNTRUST, US BANC, WELLS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/12/2017
Issuer Cheniere Energy Partners (CQP 5.25% October 1, 2025 144A)
CUSIP/ Sedol 16411QAA9
Bonds $8,000
Offering Price $100.00
Spread 0.64%
Cost $8,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 0.90%
Syndicate ABN,BofAML,CS,HSBC,JPM,MIZUHO,MS,MUFG,SG,SMFGRP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/13/2017
Issuer Concho Resources Inc. (CXO 3.75% October 1, 2027)
CUSIP/ Sedol 20605PAH4
Bonds $51,000
Offering Price $99.64
Spread 0.65%
Cost $50,814
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.45%
Syndicate BAML, BARC, CITI, JPM
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/13/2017
Issuer TriMas Corporation (TRS 4.875% October 15, 2025 144A)
CUSIP/ Sedol 896215AG5
Bonds $9,000
Offering Price $100.00
Spread 1.25%
Cost $9,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 8.25%
Syndicate BofAML,DB,JPM,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/13/2017
Issuer Viking Cruises Ltd (VIKCRU 5.875% September 15, 2027 144A)
CUSIP/ Sedol 92676XAD9
Bonds $3,000
Offering Price $100.00
Spread 1.25%
Cost $3,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 0.80%
Syndicate BofAML,CS,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/14/2017
Issuer Bank of Nova Scotia (BNS 2.45% September 19, 2022)
CUSIP/ Sedol 064159KD7
Bonds $200,000
Offering Price $99.82
Spread 0.35%
Cost $199,636
Dealer Executing Trade Scotia Capital (USA) Inc.
% of Offering* 6.00%
Syndicate BARCS,BofAML,CITI,DB,DESJCM,GS,JPM,MS,SCOTIA,UBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/15/2017
Issuer Magellan Health Services (MGLN 4.40% September 22, 2024)
CUSIP/ Sedol 559079AK4
Bonds $125,000
Offering Price $99.81
Spread 0.90%
Cost $124,761
Dealer Executing Trade Wells Fargo Securities LLC
% of Offering* 5.39%
Syndicate BBVA,JPM,MUFG,USB,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/15/2017
Issuer TTM Technologies Inc. (TTMI 5.625% October 1, 2025 144A)
CUSIP/ Sedol 87305RAH2
Bonds $2,000
Offering Price $100.00
Spread 1.00%
Cost $2,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 0.75%
Syndicate BARCS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/18/2017
Issuer Bunge Limited Finance Corp (BG 3.75% September 25, 2027)
CUSIP/ Sedol 120568AZ3
Bonds $59,000
Offering Price $99.74
Spread 0.65%
Cost $58,844
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.95%
Syndicate CITI, CS, JPM, MIZUHO, SMBC NIKKO, ABN AMRO, BNP PARIBAS, CREDIT AG, DB, HSBC, MS, RABO SEC, SG AMERICAS, UNICREDIT CAP, ANZ SEC, BARC, BB SEC, BBVA SEC, BMO CAP, COMMERZ, ICBC, ING, LOOP CAP, NABSEC, PNC CAP, RBS, SANTANDER, SCOTIA CAP, STANDARD CHARTERED SUNTRUST
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/18/2017
Issuer NextEra Energy Operating Partners, LP (NEP 4.50% September 15, 2027 144A)
CUSIP/ Sedol 65342QAB8
Bonds $8,000
Offering Price $100.00
Spread 1.00%
Cost $8,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.60%
Syndicate BARCS,BofAML,CS,GS,JPM,MS,MUFG,SCOTIA,UBS,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/18/2017
Issuer NextEra Energy Operating Partners, LP (NEP 4.25% September 15, 2024 144A)
CUSIP/ Sedol 65342QAC6
Bonds $13,000
Offering Price $100.00
Spread 1.00%
Cost $13,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 3.82%
Syndicate BARCS,BofAML,CS,GS,JPM,MS,MUFG,SCOTIA,UBS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/19/2017
Issuer Goodman US Finance Three (GMGAU 3.70% March 15, 2028 144A)
CUSIP/ Sedol 38239JAA9
Bonds $43,000
Offering Price $99.63
Spread 0.45%
Cost $42,841
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering* 3.96%
Syndicate BARCS,HSBC,JPM,RBCCM
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/20/2017
Issuer Mattamy Group Corporation (MATHOM 6.50% October 1, 2025 144A)
CUSIP/ Sedol 57701RAH5
Bonds $2,000
Offering Price $100.00
Spread 1.00%
Cost $2,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.14%
Syndicate BMO,BofAML,CS,JPM,RBCCM,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/21/2017
Issuer Allison Transmission Inc. (ALSN 4.75% October 1, 2027 144A)
CUSIP/ Sedol 019736AE7
Bonds $6,000
Offering Price $100.00
Spread 1.00%
Cost $6,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 6.62%
Syndicate BARCS,BMO,BofAML,CITI,DB,FIFTHI,GS,JPM,MUFG,SMFGRP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/25/2017
Issuer Nissan Motor Acceptance Corp (NSANY 2.60% September 28, 2022 144A)
CUSIP/ Sedol 654740BD0
Bonds $60,000
Offering Price $99.98
Spread 0.35%
Cost $59,986
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 4.49%
Syndicate BARCS,BofAML,JPM,TDSECS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/25/2017
Issuer Seven Generations Energy Ltd. (VIICN 5.375% September 30, 2025 144A)
CUSIP/ Sedol 81783QAC9
Bonds $6,000
Offering Price $100.00
Spread 1.60%
Cost $6,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 1.23%
Syndicate CS, RBC, BMO CAP, CIBC, JPM, NATIONAL BANK OF CANADA, SCOTIA CAP, TD SEC, ALTACORP, BARC, DESJARDINS, MACQUARIE, PETERS, WELLS,
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/26/2017
Issuer American Airlines Inc. 2017-2 B PTT (AAL 2017-2 B 3.70% October 15, 2025)
CUSIP/ Sedol 02377DAA0
Bonds $113,000
Offering Price $100.00
Spread 1.00%
Cost $113,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 2.35%
Syndicate BARCS,BNP,BofAML,CACIB,CITI,CS,DB,GS,ICBKC,JPM,MS,SMFGRP,STAN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 9/27/2017
Issuer EQT Corporation (EQT 3.90% October 1, 2027)
CUSIP/ Sedol 26884LAF6
Bonds $60,000
Offering Price $99.92
Spread 0.65%
Cost $59,951
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 1.09%
Syndicate BNYM,BofAML,CIBC,CITI,CS,DB,GS,HNTINV,JPM,MUFG,PNCFIN,RBCCM,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/27/2017
Issuer Chesapeake Energy Corporation (CHK 8.00% June 15, 2027 144A)
CUSIP/ Sedol 165167CV7
Bonds $5,000
Offering Price $99.75
Spread 1.00%
Cost $4,988
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 0.66%
Syndicate CITI, CREDIT AG, JPM, BAML, DB, GS, MS, MUFG SEC, WELLS, BARC, BNP PARIBAS, DNB, MIZUHO, NATIXIS, SCOTIA CAP
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/27/2017
Issuer Chesapeake Energy Corporation (CHK 8.00% January 15, 2025 144A)
CUSIP/ Sedol 165167CX3
Bonds $7,000
Offering Price $101.25
Spread 1.00%
Cost $7,088
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 3.71%
Syndicate CITI, CREDIT AG, JPM, BAML, DB, GS, MS, MUFG SEC, WELLS, BARC, BNP PARIBAS, DNB, MIZUHO, NATIXIS, SCOTIA CAP
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/27/2017
Issuer United Continental Holdings, Inc. (UAL 4.25% October 1, 2022)
CUSIP/ Sedol 910047AJ8
Bonds $13,000
Offering Price $100.00
Spread 0.88%
Cost $13,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 8.26%
Syndicate CS,DB,JPM,LOOPCM,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 9/28/2017
Issuer SBA Communications Corporation (SBAC 4.00% October 1, 2022 144A)
CUSIP/ Sedol 78410GAA2
Bonds $3,000
Offering Price $100.00
Spread 1.00%
Cost $3,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 0.52%
Syndicate BARCS,CITI,DB,JPM,MIZUHO,TDSECS,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 10/2/2017
Issuer Valeant Pharmaceuticals (VRXCN 5.50 November 1, 2025 144A)
CUSIP/ Sedol 91911KAN2
Bonds $14,000
Offering Price $100.00
Spread 0.75%
Cost $14,000
Dealer Executing Trade Citigroup Global Markets Inc. (Taxable FI)
% of Offering* 4.33%
Syndicate BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 10/4/2017
Issuer Hologic Inc. (HOLX 4.375 October 15, 2025 144A)
CUSIP/ Sedol 436440AK7
Bonds $5,000
Offering Price $100.00
Spread 1.25%
Cost $5,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.88%
Syndicate BofAML,CITI,GS,JPM,MUFG
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 719045
Trade Date 10/4/2017
Issuer Plains All American Pipeline, L.P. (PAA 0 Perp Variable Series B)
CUSIP/ Sedol 726503AE
Bonds $60,000
Offering Price $100.00
Spread 1.25%
Cost $60,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 6.47%
Syndicate JPM, ML, MS, WELLS, BB&T CAP, BBVA SEC, BMO CAP, BNP PARIBAS, DB, DNB, MIZUHO, MUFG SEC, SCOTIA CAP, SMBC NIKKO, SUNTRUST, US BANC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 10/5/2017
Issuer The Brink's Company (BCO 4.625 October 14, 2027 144A)
CUSIP/ Sedol 109696AA2
Bonds $13,000
Offering Price $100.00
Spread 1.25%
Cost $13,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 3.45%
Syndicate BofAML,JPM,MUFG,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 10/5/2017
Issuer Gulfport Energy Corp Corporation (GPOR 6.375 January 15, 2026 144A)
CUSIP/ Sedol 402635AM8
Bonds $7,000
Offering Price $100.00
Spread 0.99%
Cost $7,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.03%
Syndicate ABN,BARCS,BBVA,BOKF,CBA,CIBC,CS,FIFTHI,IBACAP,JPM,KEYBCM,MS,PNCFIN,SAMRCO,SCOTIA,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 10/10/2017
Issuer Northrop Grumman Corp (NOC 3.25 January 15, 2028)
CUSIP/ Sedol 666807BN1
Bonds $50,000
Offering Price $99.95
Spread 0.45%
Cost $49,974
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.62%
Syndicate BofAML,CS,GS,JPM,LLOYDS,MIZUHO,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 10/11/2017
Issuer Sumitomo Mitsui Financial Group Inc. (SUMIBK 2.778 October 18, 2022)
CUSIP/ Sedol 86562MAU4
Bonds $82,000
Offering Price $100.00
Spread 0.35%
Cost $82,000
Dealer Executing Trade SMBC Nikko Securities America, Inc.
% of Offering* 4.53%
Syndicate CITI,GS,JPM,SMFGRP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 10/11/2017
Issuer Wal-Mart Stores Inc. (WMT 3.625 December 15, 2047)
CUSIP/ Sedol 931142DW0
Bonds $75,000
Offering Price $99.85
Spread 0.88%
Cost $74,886
Dealer Executing Trade Citigroup Global Markets Inc. (Taxable FI)
% of Offering* 2.37%
Syndicate BARCS,CITI,HSBC,JPM,MIZUHO,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 10/11/2017
Issuer Beacon Escrow Corp (BECN 4.875 November 1, 2025 144A)
CUSIP/ Sedol 073685AD1
Bonds $7,000
Offering Price $100.00
Spread 1.50%
Cost $7,000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 1.52%
Syndicate BofAML,CITI,JPM,SUN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 10/13/2017
Issuer Catalent Pharma Solutions Inc. (CTLT 4.875 January 15, 2026 144A)
CUSIP/ Sedol 14879EAD0
Bonds $5,000
Offering Price $100.00
Spread 1.63%
Cost $5,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.89%
Syndicate BofAML,JPM,MS,RBCCM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 10/17/2017
Issuer Drive Auto Receivables Trust 2017-3 B (DRIVE 2017-3 B 2.30 May 17, 2021)
CUSIP/ Sedol 26207KAE1
Bonds $1,170,000
Offering Price $100.00
Spread 0.40%
Cost $992,910
Dealer Executing Trade Societe Generale
% of Offering* 23.26%
Syndicate JPM, SOCGEN, WELLS, BMO CAP, RBC CAP, SANTANDER
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 719045
Trade Date 10/18/2017
Issuer Goldman Sachs Group Inc. (GS FRN December 20, 2049)
CUSIP/ Sedol 38148BAD0
Bonds $80,000
Offering Price $100.00
Spread 1.50%
Cost $80,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 8.71%
Syndicate GS, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 10/23/2017
Issuer United Airlines 2016-1 B PTT (UAL 2016-1 B 3.65 January 7, 2026)
CUSIP/ Sedol 90933HAA3
Bonds $66,000
Offering Price $100.00
Spread 1.00%
Cost $66,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.07%
Syndicate BNP,BofAML,CACIB,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 10/23/2017
Issuer Netflix Inc. (NFLX 4.875 15APR28 144A)
CUSIP/ Sedol 64110LAP1
Bonds $15,000
Offering Price $100.00
Spread 0.90%
Cost $15,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 3.30%
Syndicate ALLEN,DB,GS,JPM,MS,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 719045
Trade Date 10/25/2017
Issuer Charles Schwab Corporation (SCHW FRN December 29, 2049)
CUSIP/ Sedol 808513AR
Bonds $40,000
Offering Price $100.00
Spread 1.25%
Cost $40,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 6.83%
Syndicate CITI, CS, GS, JPM, ML, WELLS, MS, US BANC
Fund JPMorgan Insurance Trust Global Allocation Portfolio
Account Number 299209
Trade Date 10/30/2017
Issuer Markel Corporation (MKL 4.30 November 1, 2047)
CUSIP/ Sedol 570535AS3
Bonds $5,000
Offering Price $99.38
Spread 0.88%
Cost $4,969
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 1.17%
Syndicate CITI, WELLS, BARC, JPM, SUNTRUST, BB&T, BNY, CS, LOOP CAP, ML
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 10/31/2017
Issuer Celgene Corporation (CELG 3.45 November 15, 2027)
CUSIP/ Sedol 151020AY0
Bonds $100,000
Offering Price $99.85
Spread 0.45%
Cost $99,848
Dealer Executing Trade Barclays Capital Inc. ( Taxable FI)
% of Offering* 1.17%
Syndicate BARCS,CS,GS,HSBC,JPM,MS
Fund JPMorgan Insurance Trust Global Allocation Portfolio
Account Number 299209
Trade Date 10/31/2017
Issuer Celgene Corporation (CELG 4.35 November 15, 2047)
CUSIP/ Sedol 151020AW4
Bonds $15,000
Offering Price $99.73
Spread 0.88%
Cost $14,960
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.03%
Syndicate BARCS,CS,GS,HSBC,JPM,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299106
Trade Date 10/31/2017
Issuer Celgene Corporation (CELG 4.35 November 15, 2047)
CUSIP/ Sedol 151020AW4
Bonds $20,000
Offering Price $99.73
Spread 0.88%
Cost $19,947
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.03%
Syndicate BARCS,CS,GS,HSBC,JPM,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/1/2017
Issuer Cyrusone LP and Cyrusone Finan Cone 5.375 15MAR27 144A
CUSIP/ Sedol 23283PAN4
Bonds $2,000
Offering Price $105.38
Spread 1.10%
Cost $2,108
Dealer Executing Trade Deutsche Bank Securities Inc. (Govt/Corp
% of Offering* 1.82%
Syndicate BARCS,CAPFIN,DB,JPM,KEYBCM,MUFG,STIFEL,TDSECS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/2/2017
Issuer General Motors FINL CO GM 3.5 07NOV24
CUSIP/ Sedol 37045XCD6
Bonds $140,000
Offering Price $99.85
Spread 0.40%
Cost $139,793
Dealer Executing Trade Deutsche Bank Securities Inc. (Govt/Corp
% of Offering* 7.91%
Syndicate BRADSC,CACIB,COBA,DB,JPM,NWM
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/2/2017
Issuer Navistar Intl Corp NAV 6.625 01NOV25 144A
CUSIP/ Sedol 63934EAT5
Bonds $9,000
Offering Price $100.00
Spread 1.25%
Cost $9,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.18%
Syndicate CITI,DB,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/6/2017
Issuer Apple Inc AAPL 2.75 13JAN33
CUSIP/ Sedol 037833DF4
Bonds $150,000
Offering Price $99.85
Spread 0.15%
Cost $149,781
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.07%
Syndicate ACADSE,BARCS,BofAML,CITI,CLKING,DB,GS,JPM,LOOPCM,MS,SIEBRT
Fund JPMorgan Insurance Trust Global Allocation Portfolio
Account Number 299209
Trade Date 11/6/2017
Issuer Corning Inc GLW 4.375 15NOV57
CUSIP/ Sedol 219350BF1
Bonds $20,000
Offering Price $99.96
Spread 0.88%
Cost $19,992
Dealer Executing Trade Deutsche Bank Securities Inc. (Govt/Corp
% of Offering* 3.45%
Syndicate BofAML,CITI,DB,GS,HSBC,JPM,MUFG,SMFGRP,STAN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299106
Trade Date 11/6/2017
Issuer Corning Inc GLW 4.375 15NOV57
CUSIP/ Sedol 219350BF1
Bonds $25,000
Offering Price $99.96
Spread 0.88%
Cost $24,991
Dealer Executing Trade Deutsche Bank Securities Inc. (Govt/Corp
% of Offering* 3.45%
Syndicate BofAML,CITI,DB,GS,HSBC,JPM,MUFG,SMFGRP,STAN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/6/2017
Issuer QEP Resources Inc QEP 5.625 01MAR26
CUSIP/ Sedol 74733VAD2
Bonds $6,000
Offering Price $100.00
Spread 1.25%
Cost $6,000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 4.13%
Syndicate BMO,CITI,DB,JPM,MUFG,USB,WFC
Fund JPMorgan Insurance Trust Global Allocation Portfolio
Account Number 299209
Trade Date 11/7/2017
Issuer Oracle Corp ORCL 4.0 15JUL47
CUSIP/ Sedol 68389XBQ7
Bonds $40,000
Offering Price $99.53
Spread 0.44%
Cost $39,812
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 1.26%
Syndicate BNP,BofAML,HSBC,JPM,STAN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299106
Trade Date 11/7/2017
Issuer Oracle Corp ORCL 4.0 15JUL47
CUSIP/ Sedol 68389XBQ7
Bonds $50,000
Offering Price $99.53
Spread 0.44%
Cost $49,766
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 1.26%
Syndicate BNP,BofAML,HSBC,JPM,STAN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 719045
Trade Date 11/7/2017
Issuer Suntrust Banks Inc STI FRN 29DEC99
CUSIP/ Sedol 867914BP7
Bonds $40,000
Offering Price $100.00
Spread 1.00%
Cost $40,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 9.33%
Syndicate GS, JPM, MS, SUNTRUST, BARC, CITI
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/8/2017
Issuer Johnson & Johnson JNJ 2.625 15JAN25
CUSIP/ Sedol 478160CJ1
Bonds $121,000
Offering Price $99.98
Spread 0.35%
Cost $120,979
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.05%
Syndicate BofAML,CITI,DB,GS,ING,JPM,MUFG,RBCCM,SANT,UBS,UNICRD
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/8/2017
Issuer Johnson & Johnson JNJ 3.4 15JAN38
CUSIP/ Sedol 478160CL6
Bonds $123,000
Offering Price $99.70
Spread 0.75%
Cost $122,635
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.16%
Syndicate BofAML,CITI,DB,GS,ING,JPM,MUFG,RBCCM,SANT,UBS,UNICRD
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/13/2017
Issuer Air Lease Corp AL 3.625 01DEC27
CUSIP/ Sedol 00912XAY0
Bonds $50,000
Offering Price $98.95
Spread 0.65%
Cost $49,473
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 2.49%
Syndicate BMO,BNP,BofAML,CBA,CITI,FIFTHI,GS,ICBKC,JPM,KEYBCM,LLOYDS,LOOPCM,MIZUHO,MS,MUFG,RBCCM,SG,SUN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 719045
Trade Date 11/13/2017
Issuer Energy Transfer Partners ETP FRN 15FEB23
CUSIP/ Sedol 29278NAA1
Bonds $50,000
Offering Price $100.00
Spread 1.25%
Cost $50,000
Dealer Executing Trade GOLDMAN SACHS AND CO NEW YORK
% of Offering* 4.53%
Syndicate BAML, GS, JPM, MUFG SEC, TD SEC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 719045
Trade Date 11/13/2017
Issuer Energy Transfer Partners ETP FRN 15FEB28
CUSIP/ Sedol 29278NAB9
Bonds $35,000
Offering Price $100.00
Spread 1.25%
Cost $35,000
Dealer Executing Trade GOLDMAN SACHS AND CO NEW YORK
% of Offering* 6.40%
Syndicate BAML, GS, JPM, MUFG SEC, TD SEC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/14/2017
Issuer Anthem Inc. ANTM 3.35 01DEC24
CUSIP/ Sedol 036752AC7
Bonds $70,000
Offering Price $99.97
Spread 0.40%
Cost $69,978
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 0.55%
Syndicate CS, ML,  USBS, WELLS, BARC, MIZUHO, MUFG SEC,  PNC CAP, RBC CAP, SMBC NIKKO SEC, SUNTRUST, US BANCORP, BNY, FIFTH THIRD,  HSBC
Fund JPMorgan Insurance Trust Global Allocation Portfolio
Account Number 299209
Trade Date 11/14/2017
Issuer Anthem Inc. ANTM 4.375 01DEC47
CUSIP/ Sedol 036752AD5
Bonds $15,000
Offering Price $100.00
Spread 0.88%
Cost $15,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.58%
Syndicate CS, ML,  USBS, WELLS, BARC, MIZUHO, MUFG SEC,  PNC CAP, RBC CAP, SMBC NIKKO SEC, SUNTRUST, US BANCORP, BNY, FIFTH THIRD,  HSBC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299106
Trade Date 11/14/2017
Issuer Anthem Inc. ANTM 4.375 01DEC47
CUSIP/ Sedol 036752AD5
Bonds $20,000
Offering Price $100.00
Spread 0.88%
Cost $20,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.58%
Syndicate CS, ML,  USBS, WELLS, BARC, MIZUHO, MUFG SEC,  PNC CAP, RBC CAP, SMBC NIKKO SEC, SUNTRUST, US BANCORP, BNY, FIFTH THIRD,  HSBC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/14/2017
Issuer ITC Holdings Corp ITC 3.35 15NOV27 144A
CUSIP/ Sedol 465685AL9
Bonds $100,000
Offering Price $99.92
Spread 0.60%
Cost $99,916
Dealer Executing Trade Barclays Capital Inc. ( Taxable FI)
% of Offering* 8.67%
Syndicate BARCS,JPM,MIZUHO,MS,SCOTIA,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/14/2017
Issuer Valeant Pharmaceuticals VRXCN 5.5 01NOV25 144A
CUSIP/ Sedol 91911KAN2
Bonds $9,000
Offering Price $100.00
Spread 0.75%
Cost $9,000
Dealer Executing Trade Barclays Capital Inc. ( Taxable FI)
% of Offering* 2.23%
Syndicate BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/16/2017
Issuer Ecolab Inc ECL 3.25 01DEC27 144A
CUSIP/ Sedol 278865BB5
Bonds $34,000
Offering Price $99.70
Spread 0.65%
Cost $33,896
Dealer Executing Trade Citigroup Global Markets Inc. (Taxable FI)
% of Offering* 1.11%
Syndicate CITI,CS,JPM,MUFG,SMFGRP,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/17/2017
Issuer Boston Properties LP BXP 3.2 15JAN25
CUSIP/ Sedol 10112RAZ7
Bonds $61,000
Offering Price $99.76
Spread 0.63%
Cost $60,852
Dealer Executing Trade Deutsche Bank Securities Inc. (Govt/Corp
% of Offering* 2.01%
Syndicate BNYM,BofAML,DB,JEFLLC,JPM,MS,SCOTIA,TDSECS,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/17/2017
Issuer Match Group Inc MTCH 5.0 15DEC27 144A
CUSIP/ Sedol 57665RAG1
Bonds $3,000
Offering Price $99.03
Spread 1.13%
Cost $2,971
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 0.92%
Syndicate BARCS,BNP,BofAML,DB,JPM
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/20/2017
Issuer Bombardier Inc BBDBCN 7.5 01DEC24 144A
CUSIP/ Sedol 097751BR1
Bonds $10,000
Offering Price $100.00
Spread 1.25%
Cost $10,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.29%
Syndicate BNP,BofAML,CACIB,CITI,COBA,CS,DB,JPM,NBF,RBS,UBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/20/2017
Issuer Macquarie Group Ltd MQGAU FRN 31DEC28 144A
CUSIP/ Sedol 55608JAK4
Bonds $80,000
Offering Price $100.00
Spread 0.40%
Cost $80,000
Dealer Executing Trade HSBC Securities (USA) Inc. (New York)
% of Offering* 3.00%
Syndicate BofAML,CITI,HSBC,JPM,MQB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 11/27/2017
Issuer Orix Corp ORIX 3.25 04DEC24
CUSIP/ Sedol 686330AK7
Bonds $100,000
Offering Price $99.87
Spread 0.40%
Cost $99,870
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.49%
Syndicate BofAML,GS,JPM,MIZUHO
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/29/2017
Issuer PQ Corp PQCOR 5.75 15DEC24 144A
CUSIP/ Sedol 693522AH7
Bonds $5,000
Offering Price $100.00
Spread 1.00%
Cost $5,000
Dealer Executing Trade Citigroup Global Markets Inc. (Taxable FI)
% of Offering* 2.00%
Syndicate CITI,CS,DB,GS,JEFLLC,JPM,KEYBCM,MS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 11/30/2017
Issuer NRG Energy NRG 5.75 15JAN28 144A
CUSIP/ Sedol 629377CD2
Bonds $12,000
Offering Price $100.00
Spread 1.25%
Cost $12,000
Dealer Executing Trade Citigroup Global Markets Inc. (Taxable FI)
% of Offering* 1.94%
Syndicate CITI,DB,JPM
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/4/2017
Issuer Continental Resources CLR 4.375 15Jan28 144A
CUSIP/ Sedol 212015AR2
Bonds $15,000
Offering Price $100.00
Spread 1.00%
Cost $15,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 2.46%
Syndicate BofAML,CITI,JPM,MIZUHO,MUFG,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/5/2017
Issuer OI European Group BV 5.8750 8/23 OI 4.25 31Dec23 144A
CUSIP/ Sedol 67777LAC7
Bonds $9,000
Offering Price $100.00
Spread 1.25%
Cost $9,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 4.35%
Syndicate BNP,BofAML,CACIB,GS,JPM,SCOTIA,WFC
Fund JPMorgan Insurance Trust Global Allocation Portfolio
Account Number 299209
Trade Date 12/6/2017
Issuer Baker Hughes A GE Co LLC BHI 4.08 15Dec47 144A
CUSIP/ Sedol 05723KAC4
Bonds $10,000
Offering Price $100.00
Spread 0.88%
Cost $10,000
Dealer Executing Trade Morgan Stanley And Company LLC
% of Offering* 1.72%
Syndicate BARCS,BofAML,CITI,DB,HSBC,JPM,MS,UNICRD
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299106
Trade Date 12/6/2017
Issuer Baker Hughes A GE Co LLC BHI 4.08 15Dec47 144A
CUSIP/ Sedol 05723KAC4
Bonds $10,000
Offering Price $100.00
Spread 0.88%
Cost $10,000
Dealer Executing Trade Morgan Stanley And Company LLC
% of Offering* 1.72%
Syndicate BARCS,BofAML,CITI,DB,HSBC,JPM,MS,UNICRD
Fund JPMorgan Insurance Trust Global Allocation Portfolio
Account Number 299209
Trade Date 12/6/2017
Issuer Martin Marietta Material MLM 4.25 15Dec47
CUSIP/ Sedol 573284AU0
Bonds $20,000
Offering Price $99.68
Spread 0.88%
Cost $19,936
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 6.38%
Syndicate BB&T,DB,JPM,SUN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299106
Trade Date 12/6/2017
Issuer Martin Marietta Material MLM 4.25 15Dec47
CUSIP/ Sedol 573284AU0
Bonds $20,000
Offering Price $99.68
Spread 0.88%
Cost $19,936
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 6.38%
Syndicate BB&T,DB,JPM,SUN,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 12/7/2017
Issuer Air Canada 2017-1Class AA PAS ACACN 3.3 15Jul31 144A
CUSIP/ Sedol 00908PAA5
Bonds $60,000
Offering Price $100.00
Spread 1.00%
Cost $60,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC - (CA
% of Offering* 7.36%
Syndicate BAML, BARC, CITI, CS, DB, MS, TD SECURITIES, NATIXIS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 12/7/2017
Issuer Air Canada 2017-1Class AA PAS ACACN 3.55 15Jul31 144A
CUSIP/ Sedol 00908PAB3
Bonds $85,000
Offering Price $100.00
Spread 1.00%
Cost $85,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC - (CA
% of Offering* 11.20%
Syndicate BAML, BARC, CITI, CS, DB, MS, TD SECURITIES, NATIXIS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/7/2017
Issuer Jeld-Wen Inc. JEL WEN 4.625 15Dec25 144A
CUSIP/ Sedol 475795AC4
Bonds $6,000
Offering Price $100.00
Spread 1.25%
Cost $6,000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 4.11%
Syndicate BARCS,BofAML,JPM,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/7/2017
Issuer Jeld-Wen Inc. JEL WEN 4.875 15Dec27 144A
CUSIP/ Sedol 475795AD2
Bonds $6,000
Offering Price $100.00
Spread 1.25%
Cost $6,000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 4.12%
Syndicate BARCS,BofAML,JPM,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/7/2017
Issuer Sotheby's BID 4.875 15Dec25 144A
CUSIP/ Sedol 835898AG2
Bonds $20,000
Offering Price $100.00
Spread 1.12%
Cost $20,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 6.86%
Syndicate BofAML,GS,HSBC,JPM
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/8/2017
Issuer ITRON INC ITRI 5.0 15JAN26 144A
CUSIP/ Sedol 465740AA6
Bonds $5,000
Offering Price $100.00
Spread 1.50%
Cost $5,000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 2.06%
Syndicate JPM,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/12/2017
Issuer Iron Mountain Inc IRM 5 1/4 03/15/28 SER:144A
CUSIP/ Sedol 46284VAE1
Bonds $14,000
Offering Price $100.00
Spread 1.25%
Cost $14,000
Dealer Executing Trade Barclays Capital Inc ( Taxable FI)
Syndicate BARCS,BofAML,CACIB,GS,HSBC,JPM,MS,MUFG,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Account Number 242720
Trade Date 12/12/2017
Issuer Vornado Realty LP VNO 3.50 15Jan25
CUSIP/ Sedol 929043AJ6
Bonds $60,000
Offering Price $99.60
Spread 0.63%
Cost $59,758
Dealer Executing Trade Citigroup Global Markets Inc.
Syndicate BARCS,BB&T,BMO,BNYM,BofAML,CACIB,CITI,DB,DRXHAM,FIFTHI,GS,HSBC,ING,JANY,JEFLLC,JPM,MIZUHO,MS,MUFG,SAMRCO,SCOTIA,SG,TDSECS,USB,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Account Number 299104
Trade Date 12/12/2017
Issuer Whiting Petroleum Corp WLL 6.625 15Jan26 144A
CUSIP/ Sedol 966387BE1
Bonds $5,000
Offering Price $100.00
Spread 1.25%
Cost $5,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.69%
Syndicate BofAML,CITI,JPM,WFC